UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2011

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
One Energy Plaza
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan corporation)
One Energy Plaza
Detroit, Michigan 48226-1279
313-235-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
DTE Energy Company (DTE Energy) is furnishing the Securities and Exchange Commission (SEC) with its earnings release issued November 4, 2011, announcing financial results for the quarter ended September 30, 2011. Copies of the earnings release and the financial information distributed for media and investor relations communications are furnished as Exhibits 99.1 and 99.2 and incorporated herein by reference. In its earnings release and the slide presentation discussed below, DTE Energy narrowed its 2011 operating earnings per share guidance to $3.50-$3.70 per share.
Item 7.01. Regulation FD Disclosure.
DTE Energy is furnishing the SEC with its slide presentation issued November 4, 2011. A copy of the slide presentation is furnished as Exhibit 99.3 and incorporated herein by reference.
In its earnings release, slide presentation and this filing, DTE Energy discusses 2011 operating earnings guidance. It is likely that certain items that impact the company’s 2011 reported results will be excluded from operating results. Reconciliations to the comparable 2011 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
99.1	Earnings Release of DTE Energy Company dated November 4, 2011.

99.2	Financial Information Distributed for Media and Investor Relations Communications dated November 4, 2011.

99.3	Slide Presentation of DTE Energy Company dated November 4, 2011.
Forward-Looking Statements:
This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” sections in DTE Energy’s and The Detroit Edison Company’s (Detroit Edison) 2010 Forms 10-K and 2011 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: November 4, 2011

DTE ENERGY COMPANY (Registrant)
/s/ Peter B. Oleksiak
Peter B. Oleksiak
Vice President and Controller and Chief Accounting Officer

THE DETROIT EDISON COMPANY (Registrant)
/s/ Peter B. Oleksiak
Peter B. Oleksiak
Vice President and Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Earnings Release of DTE Energy Company dated November 4, 2011.

99.2	Financial Information Distributed for Media and Investor Relations Communications dated November 4, 2011.

99.3	Slide Presentation of DTE Energy Company dated November 4, 2011.